UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  August 31

Date of reporting period:  2/28/2013

Item 1.  Reports to Stockholders.

2	28	2013

SEMIANNUAL REPORT

Oppenheimer Capital Appreciation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Growth Index
6-Month	5.99%	-0.10%	8.95%	6.23%

1-Year	7.77	1.58	13.46	9.60

5-Year	2.36	1.16	4.94	6.38

10-Year	6.28	5.65	8.24	8.42

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 5.99% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 6.23%. The Fund underperformed the Index primarily within the consumer discretionary sector due to weaker relative stock selection, and outperformed within the industrials and materials sectors as a result of stronger stock selection.

MARKET OVERVIEW

While macroeconomic concerns remained throughout the period, U.S. equities generally performed positively, bolstered by the continued improvement of the U.S. housing market and lowered market volatility. The Federal Reserve (the “Fed”) helped soothe market jitters, as it introduced a third round of quantitative easing early in the period, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. However, the market did experience a degree of volatility during the reporting period due to uncertainty over the outcome of the Presidential election. The lack of visibility about resolution of the “fiscal cliff” also weighed further on both business and consumer spending before the U.S. Congress enacted a last minute temporary resolution in early January 2013. In addition, the onset of a package of broad federal spending cuts, known as the sequestration, kicked in at the end of the period after Congress could not come to an agreement on the federal budget. These developments were not enough to halt the overall positive performance of equities, which resumed an upward trend through the end of the reporting period.

Outside of the U.S., the European Central Bank also increased its efforts to stimulate economic growth, as it committed to potentially unlimited bond purchases to ease financing pressure on countries such as Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs.

FUND REVIEW

Among the top performing holdings of the Fund this period were information technology stocks Google, Inc. and QUALCOMM, Inc. After experiencing volatility over the first half of the period, search engine giant Google rallied to start 2013. The company released strong revenue growth for its fourth quarter of 2012, alleviating concerns over its ability to generate revenue through mobile advertising. QUALCOMM, a manufacturer of digital wireless communication equipment,

OPPENHEIMER CAPITAL APPRECIATION FUND      3

performed particularly well as its involvement in a new round of Apple products boosted its outlook. Also benefiting performance in the information technology sector was Visa, Inc., a global financial services firm that operates an electronic payment system. Visa outperformed on continued strong financial results and guidance for earnings per share (EPS) growth in 2013. The company is a beneficiary of the switch from cash and check to electronic payments, and the rapid growth in personal consumption expenditures in developing markets.

Outside of information technology, health care stock Allergan, Inc. and industrials stock Kansas City Southern benefited the Fund’s performance. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Strong sales of Botox helped boost Allergan’s profits this period. Kansas City Southern is a transportation holding company with domestic and international rail operations in North America that are strategically focused on the growing north/south freight corridor connecting key commercial and industrial markets in the central United States with industrial cities in Mexico. The company released quarterly profits that beat analysts’ estimates, boosted by strong intermodal and automotive volumes.

The most significant detractor from Fund performance this period was information technology stock Apple, Inc. Having realized strong investment returns earlier in 2012, Apple gave back some of its relative outperformance during the period as investors sought to lock in gains. Production-constrained launches of the iPhone 5 and iPad mini in combination with the success of low-end competing products - particularly in emerging markets - reduced near-term earnings expectations.

Also detracting from performance to a lesser degree were information technology stock Teradata Corp. and health care stock Vertex Pharmaceuticals, Inc. Teradata, a provider of analytic data solutions through its database management service, reported disappointing third quarter results as uncertainties in the U.S. economy led to the delay of a couple of contracts from customers. Vertex Pharmaceuticals, a developer of small molecule pharmaceuticals for multiple diseases, underperformed as investors were disappointed by the level of the company’s operating spending. Investors were also concerned about the approval prospect in the U.K. for one of its key drugs.

STRATEGY & OUTLOOK

Looking forward, we believe the U.S. economy will continue to see broad improvement and the potential for this improvement will be reflected in higher stock market valuations as investors gain confidence in the equity market. We expect to see greater differentiation in valuations across the market with better valuations awarded to companies with the highest quality earnings. We employ a disciplined investment process that combines strategic, top-down sector analysis with bottom-up

4      OPPENHEIMER CAPITAL APPRECIATION FUND

fundamental research. We continue to focus on companies with consistent revenue and earnings growth, which we believe will be

Julie Van Cleave, CFA Portfolio Manager

beneficial as investors seek to invest in companies with the brightest prospects.

Michael Kotlarz Portfolio Manager

OPPENHEIMER CAPITAL APPRECIATION FUND      5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	5.8%

QUALCOMM, Inc.	4.1

Google, Inc., Cl. A	3.6

McDonald’s Corp.	2.2

Walt Disney Co. (The)	2.1

Monsanto Co.	2.0

Costco Wholesale Corp.	1.9

Novo Nordisk AS, Cl. B	1.9

Allergan, Inc.	1.8

O’Reilly Automotive, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	7.4%

Computers & Peripherals	6.1

Energy Equipment & Services	5.5

Internet Software & Services	5.3

IT Services	4.7

Chemicals	4.4

Beverages	4.2

Aerospace & Defense	4.1

Communications Equipment	4.1

Specialty Retail	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on the total market value of common stocks.

6      OPPENHEIMER CAPITAL APPRECIATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPTFX)	1/22/81	5.99%	7.77%	2.36%		6.28%
Class B (OTGBX)	11/1/95	5.55%	6.81%	1.52%		5.76%
Class C (OTFCX)	12/1/93	5.58%	6.93%	1.58%		5.47%
Class I (OPTIX)	12/29/11	6.22%	8.28%	17.00%	*	N/A
Class N (OTCNX)	3/1/01	5.84%	7.47%	2.11%		5.97%
Class Y (OTCYX)	11/3/97	6.20%	8.19%	2.78%		6.70%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPTFX)	1/22/81	-0.10%	1.58%	1.16%		5.65%
Class B (OTGBX)	11/1/95	0.55%	1.81%	1.14%		5.76%
Class C (OTFCX)	12/1/93	4.58%	5.93%	1.58%		5.47%
Class I (OPTIX)	12/29/11	6.22%	8.28%	17.00%	*	N/A
Class N (OTCNX)	3/1/01	4.84%	6.47%	2.11%		5.97%
Class Y (OTCYX)	11/3/97	6.20%	8.19%	2.78%		6.70%

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy, and the Russell 1000 Growth Index, an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and cannot be purchased by

OPPENHEIMER CAPITAL APPRECIATION FUND      7

investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER CAPITAL APPRECIATION FUND      9

Actual	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During 6 Months Ended February 28, 2013

Class A	$1,000.00	$1,059.90	$5.68

Class B	1,000.00	1,055.50	9.93

Class C	1,000.00	1,055.80	9.68

Class I	1,000.00	1,062.20	3.28

Class N	1,000.00	1,058.40	7.02

Class Y	1,000.00	1,062.00	3.64

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.29	5.57

Class B	1,000.00	1,015.17	9.74

Class C	1,000.00	1,015.42	9.49

Class I	1,000.00	1,021.62	3.21

Class N	1,000.00	1,018.00	6.88

Class Y	1,000.00	1,021.27	3.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended February 28, 2013 are as follows:

Class	Expense Ratios

Class A	1.11%

Class B	1.94

Class C	1.89

Class I	0.64

Class N	1.37

Class Y	0.71

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS February 28, 2013 / Unaudited

	Shares	Value		Shares	Value

Common Stocks—98.2%			Energy Equipment & Services (Continued)

Consumer Discretionary—15.1%			Ensco plc, Cl. A	767,030	$46,129,184

Auto Components—0.7%			FMC Technologies, Inc.[1]	683,140	35,461,798

Johnson Controls, Inc.	1,075,062	$33,832,201	National Oilwell Varco, Inc.	182,110	12,407,154

Hotels, Restaurants & Leisure—3.2%			Oceaneering International, Inc.	424,250	26,978,058

McDonald’s Corp.	1,055,790	101,250,261	Schlumberger Ltd.	978,206	76,153,337

Yum! Brands, Inc.	746,300	48,867,724			257,441,148

		150,117,985	Oil, Gas & Consumable Fuels—3.3%

Internet & Catalog Retail—1.7%			Chevron Corp.	339,200	39,737,280

Amazon.com, Inc.[1]	300,520	79,418,420	Concho Resources, Inc.[1]	234,590	21,103,716

Media—2.1%			Noble Energy, Inc.	511,480	56,687,328

Walt Disney Co. (The)	1,768,994	96,569,383	Phillips 66	594,362	37,421,032

Specialty Retail—4.0%					154,949,356

O’Reilly Automotive, Inc.[1]	796,733	81,059,615	Financials—3.9%

Tiffany & Co.	621,279	41,725,098	Capital Markets—1.7%

TJX Cos., Inc. (The)	1,492,442	67,115,117	Goldman Sachs Group, Inc. (The)	286,860	42,960,154

		189,899,830	Northern Trust Corp.	723,860	38,487,636

Textiles, Apparel & Luxury Goods—3.4%					81,447,790

Coach, Inc.	940,330	45,446,149	Commercial Banks—1.1%

Nike, Inc., Cl. B	1,268,256	69,069,222	Standard Chartered plc	1,837,151	50,055,415

Ralph Lauren Corp., Cl. A	250,877	43,519,633	Consumer Finance—1.1%

		158,035,004	American Express Co.	817,213	50,789,788

Consumer Staples—12.0%			Health Care—13.6%

Beverages—4.2%			Biotechnology—3.0%
Brown-Forman Corp., Cl. B	746,193	48,965,185	Alexion Pharmaceuticals, Inc.[1]	162,880	14,128,211

Coca-Cola Co. (The)	1,841,056	71,285,688	Biogen Idec, Inc.[1]	289,960	48,231,946

SABMiller plc	1,524,690	75,798,023	Medivation, Inc.[1]	276,120	13,568,537

		196,048,896	Vertex Pharmaceuticals, Inc.[1]	1,379,830	64,603,641

Food & Staples Retailing—1.9%					140,532,335

Costco Wholesale Corp.	894,585	90,612,515	Health Care Equipment & Supplies—1.1%

Food Products—2.6%			Baxter International, Inc.	735,132	49,694,923

Mead Johnson Nutrition Co., Cl. A	641,070	48,022,554	Health Care Technology—1.2%

Nestle SA	1,042,394	72,844,134	Cerner Corp.[1]	621,450	54,352,017

		120,866,688	Life Sciences Tools & Services—0.9%

Household Products—1.3%			Mettler-Toledo International, Inc.[1]	191,196	40,686,509

Colgate-Palmolive Co.	539,490	61,733,841	Pharmaceuticals—7.4%

Personal Products—1.1%			Allergan, Inc.	772,830	83,790,229

Estee Lauder Cos., Inc. (The), Cl. A	839,630	53,820,283	Bristol-Myers Squibb Co.	1,847,563	68,304,404

Tobacco—0.9%			Novo Nordisk AS, Cl. B	501,803	87,636,408
Philip Morris International, Inc.	485,960	44,586,830

Energy—8.8%

Energy Equipment & Services—5.5%
Cameron International Corp.[1]	946,510	60,311,617

OPPENHEIMER CAPITAL APPRECIATION FUND      11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value		Shares	Value

Pharmaceuticals (Continued)			IT Services—4.7%
Perrigo Co.	370,050	$41,878,559	Cognizant Technology Solutions Corp., Cl. A1	454,620	$34,901,177

Roche Holding AG	286,681	65,363,016	Fiserv, Inc.[1]	560,920	46,057,141

		346,972,616	Teradata Corp.[1]	1,144,235	66,434,284

Industrials—13.4%			Visa, Inc., Cl. A	472,579	74,969,933

Aerospace & Defense—4.1%					222,362,535

Honeywell International, Inc.	667,040	46,759,504	Semiconductors & Semiconductor Equipment—2.7%

Precision Castparts Corp.	262,540	48,987,338	Avago Technologies Ltd.	1,159,820	39,689,041

TransDigm Group, Inc.	267,340	38,053,176	Broadcom Corp., Cl. A	1,833,357	62,535,807

United Technologies Corp.	647,124	58,597,078	Texas Instruments, Inc.	659,290	22,659,797

		192,397,096			124,884,645

Electrical Equipment—2.2%			Software—3.2%
AMETEK, Inc.	593,700	24,834,471	Intuit, Inc.	852,276	54,954,757

Eaton Corp. plc	791,840	49,070,325	Salesforce.com, Inc.[1]	457,720	77,455,378

Roper Industries, Inc.	228,760	28,505,783	VMware, Inc., Cl. A1	220,819	15,861,429

		102,410,579			148,271,564

Machinery—2.3%			Materials—5.3%

Cummins, Inc.	462,270	53,563,225	Chemicals—4.4%

Parker Hannifin Corp.	563,111	53,202,727	Ecolab, Inc.	835,363	63,947,038

		106,765,952	Monsanto Co.	910,980	92,036,309

Road & Rail—3.5%			PPG Industries, Inc.	386,310	52,020,505

J.B. Hunt Transport Services, Inc.	667,710	46,419,199			208,003,852

Kansas City Southern	557,570	57,412,983	Containers & Packaging—0.9%

Union Pacific Corp.	453,728	62,210,646	Crown Holdings, Inc.[1]	1,147,620	44,607,989

		166,042,828	Total Common Stocks (Cost $3,024,337,537)		4,603,338,840

Trading Companies & Distributors—1.3%

United Rentals, Inc.[1]	397,500	21,230,475	Investment Company—0.9%

W.W. Grainger, Inc.	175,580	39,761,847	Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3]

		60,992,322	(Cost $43,268,679)	43,268,679	43,268,679

Information Technology—26.1%			Total Investments,at Value

Communications Equipment—4.1%			(Cost $3,067,606,216)	99.1%	4,646,607,519

QUALCOMM, Inc.	2,901,880	190,450,384	Assets in Excess of Other Liabilities	0.9	41,382,693

Computers & Peripherals—6.1%			Net Assets	100.0%	$4,687,990,212

Apple, Inc.	618,754	273,118,016

SanDisk Corp.[1]	278,450	14,031,095

		287,149,111

Internet Software & Services—5.3%
eBay, Inc.[1]	1,460,735	79,872,990

Google, Inc., Cl. A1	208,017	166,663,220

		246,536,210

12      OPPENHEIMER CAPITAL APPRECIATION FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	47,634,088	442,037,244	446,402,653	43,268,679

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 43,268,679	$ 45,744
3. Rate shown is the 7-day yield as of February 28, 2013.

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation

State Street:
British Pound (GBP)	Sell	460	GBP	3/1/13	$697,136	$ —	$ 1,709
Swiss Franc (CHF)	Sell	1,199	CHF	3/1/13	1,279,410	6,891	—

Total unrealized appreciation and depreciation						$ 6,891	$ 1,709

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL APPRECIATION FUND    13

STATEMENT OF ASSETS AND LIABILITIES February 28, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,024,337,537)	$4,603,338,840
Affiliated companies (cost $43,268,679)	43,268,679

4,646,607,519

Cash	722,551

Unrealized appreciation on foreign currency exchange contracts	6,891

Receivables and other assets:
Investments sold	75,267,696
Dividends	5,633,360
Other	867,669

Total assets	4,729,105,686

Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,709

Payables and other liabilities:
Investments purchased	32,698,772
Shares of beneficial interest redeemed	4,769,004
Trustees’ compensation	1,812,676
Transfer and shareholder servicing agent fees	789,148
Distribution and service plan fees	672,566
Shareholder communications	309,787
Other	61,812

Total liabilities	41,115,474

Net Assets	$4,687,990,212

Composition of Net Assets
Par value of shares of beneficial interest	$92,592

Additional paid-in capital	3,678,892,928

Accumulated net investment loss	(2,735,088)

Accumulated net realized loss on investments and foreign currency transactions	(567,236,993)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,578,976,773

Net Assets	$4,687,990,212

14    OPPENHEIMER CAPITAL APPRECIATION FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,911,495,665 and 57,137,419 shares of beneficial interest outstanding)	$50.96
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$54.07

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $162,740,448 and 3,653,511 shares of beneficial interest outstanding)	$44.54

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $361,100,948 and 8,154,011 shares of beneficial interest outstanding)	$44.29

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $25,149,455 and 471,923 shares of beneficial interest outstanding)	$53.29

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,610,255 and 1,988,738 shares of beneficial interest outstanding)	$49.58

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,128,893,441 and 21,186,595 shares of beneficial interest outstanding)	$53.28

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL APPRECIATION FUND    15

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies	$43,943,812
Affiliated companies	45,744

Interest	1,619

Other income	182,212

Total investment income	44,173,387

Expenses
Management fees	13,698,593

Distribution and service plan fees:
Class A	3,366,905
Class B	823,176
Class C	1,753,440
Class N	240,300

Transfer and shareholder servicing agent fees:
Class A	3,776,180
Class B	425,399
Class C	523,385
Class I	1,364
Class N	134,786
Class Y	532,096

Shareholder communications:
Class A	159,140
Class B	11,542
Class C	22,519
Class N	3,992
Class Y	53,815

Trustees’ compensation	142,972

Custodian fees and expenses	32,271

Other	106,020

Total expenses	25,807,895
Less waivers and reimbursements of expenses	(169,067)

Net expenses	25,638,828

Net Investment Income	18,534,559

16    OPPENHEIMER CAPITAL APPRECIATION FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$249,260,596
Foreign currency transactions	23,834

Net realized gain	249,284,430

Net change in unrealized appreciation/depreciation on:
Investments	1,713,614
Translation of assets and liabilities denominated in foreign currencies	(2,676,199)

Net change in unrealized appreciation/depreciation	(962,585)

Net Increase in Net Assets Resulting from Operations	$266,856,404

See accompanying Notes to Financial Statements.

OPPENHEIMER CAPITAL APPRECIATION FUND    17

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations
Net investment income	$18,534,559	$ 12,810,963

Net realized gain	249,284,430	293,693,549

Net change in unrealized appreciation/depreciation	(962,585)	295,125,582

Net increase in net assets resulting from operations	266,856,404	601,630,094

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,674,621)	(4,859,763)
Class B	—	—
Class C	—	—
Class I	(122)	—
Class N	(353,022)	—
Class Y	(10,993,756)	(6,575,028)

	(29,021,521)	(11,434,791)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(183,842,191)	(363,176,548)
Class B	(29,542,536)	(54,834,532)
Class C	(27,656,289)	(60,768,325)
Class I	24,011,769	10,000
Class N	(9,715,050)	(31,148,239)
Class Y	(70,640,314)	(114,426,082)

	(297,384,611)	(624,343,726)

Net Assets
Total decrease	(59,549,728)	(34,148,423)

Beginning of period	4,747,539,940	4,781,688,363

End of period (including accumulated net investment income (loss) of $(2,735,088) and $7,751,874, respectively)	$4,687,990,212	$4,747,539,940

See accompanying Notes to Financial Statements.

18    OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$48.38	$42.66	$35.63	$35.42	$45.49	$50.67

Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.13	0.07	(0.05)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	2.68	5.66	6.96	0.26	(10.03)	(4.00)

Total from investment operations	2.88	5.79	7.03	0.21	(10.07)	(4.09)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.07)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.09)

Total dividends and/or distributions to shareholders	(0.30)	(0.07)	0.00	0.00	0.00	(1.09)

Net asset value, end of period	$50.96	$48.38	$42.66	$35.63	$35.42	$45.49

Total Return, at Net Asset Value[2]	5.99%	13.61%	19.73%	0.59%	(22.14)%	(8.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,911,496	$2,945,709	$2,942,695	$3,109,737	$3,596,953	$5,570,287

Average net assets (in thousands)	$2,892,312	$2,918,247	$3,466,080	$3,621,517	$3,413,157	$6,174,248

Ratios to average net assets:[3]
Net investment income (loss)	0.80%	0.28%	0.16%	(0.14)%	(0.12)%	(0.18)%
Total expenses[4]	1.11%	1.13%	1.15%	1.19%	1.28%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.13%	1.15%	1.19%	1.19%	1.07%

Portfolio turnover rate	16%	26%	30%	63%	60%	64%

OPPENHEIMER CAPITAL APPRECIATION FUND    19

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.11%
Year Ended August 31, 2012	1.13%
Year Ended August 31, 2011	1.15%
Year Ended August 31, 2010	1.19%
Year Ended August 31, 2009	1.28%
Year Ended August 31, 2008	1.07%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER CAPITAL APPRECIATION FUND

Class B	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$42.20	$37.46	$31.57	$31.64	$40.95	$46.05

Income (loss) from investment operations:
Net investment loss[1]	0.00[2]	(0.22)	(0.27)	(0.33)	(0.25)	(0.42)
Net realized and unrealized gain (loss)	2.34	4.96	6.16	0.26	(9.06)	(3.59)

Total from investment operations	2.34	4.74	5.89	(0.07)	(9.31)	(4.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.09)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(1.09)

Net asset value, end of period	$44.54	$42.20	$37.46	$31.57	$31.64	$40.95

Total Return, at Net Asset Value[3]	5.55%	12.65%	18.66%	(0.22)%	(22.74)%	(9.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,741	$183,302	$214,595	$263,009	$355,286	$602,981

Average net assets (in thousands)	$169,223	$198,133	$270,227	$328,873	$350,743	$731,493

Ratios to average net assets:[4]
Net investment loss	(0.02)%	(0.57)%	(0.71)%	(0.95)%	(0.91)%	(0.94)%
Total expenses[5]	2.11%	2.17%	2.19%	2.24%	2.20%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.97%	2.02%	2.01%	1.97%	1.83%

Portfolio turnover rate	16%	26%	30%	63%	60%	64%

OPPENHEIMER CAPITAL APPRECIATION FUND    21

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	2.11%
Year Ended August 31, 2012	2.17%
Year Ended August 31, 2011	2.19%
Year Ended August 31, 2010	2.24%
Year Ended August 31, 2009	2.20%
Year Ended August 31, 2008	1.83%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER CAPITAL APPRECIATION FUND

Class C	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$41.95	$37 .22	$31.33	$31.39	$40.62	$45.68

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.20)	(0.24)	(0.31)	(0.24)	(0.40)
Net realized and unrealized gain (loss)	2.33	4.93	6.13	0.25	(8.99)	(3.57)

Total from investment operations	2.34	4.73	5.89	(0.06)	(9.23)	(3.97)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.09)

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(1.09)

Net asset value, end of period	$44.29	$41.95	$37.22	$31.33	$31.39	$40.62

Total Return, at Net Asset Value[2]	5.58%	12.71%	18.80%	(0.19)%	(22.72)%	(9.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,101	$369,379	$385,530	$390,864	$448,301	$679,778

Average net assets (in thousands)	$360,858	$372,103	$433,187	$455,897	$420,699	$742,287

Ratios to average net assets:[3]
Net investment income (loss)	0.03%	(0.52)%	(0.62)%	(0.91)%	(0.89)%	(0.92)%
Total expenses[4]	1.89%	1.93%	1.93%	1.97%	2.01%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.93%	1.93%	1.96%	1.95%	1.81%

Portfolio turnover rate	16%	26%	30%	63%	60%	64%

OPPENHEIMER CAPITAL APPRECIATION FUND    23

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1 .89%
Year Ended August 31, 2012	1 .93%
Year Ended August 31, 2011	1 .93%
Year Ended August 31, 2010	1 .97%
Year Ended August 31, 2009	2 .01%
Year Ended August 31, 2008	1 .81%

See accompanying Notes to Financial Statements.

24    OPPENHEIMER CAPITAL APPRECIATION FUND

Class I	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$50.71	$44.87

Income (loss) from investment operations:
Net investment income[2]	0.10	0.28
Net realized and unrealized gain	3.03	5.56

Total from investment operations	3.13	5.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	0.00
Distributions from net realized gain	0.00	0.00

Total dividends and/or distributions to shareholders	(0.55)	0.00

Net asset value, end of period	$53.29	$50.71

Total Return, at Net Asset Value[3]	6.22%	13.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,149	$12

Average net assets (in thousands)	$9,580	$11

Ratios to average net assets:[4]
Net investment income	0.41%	0.86%
Total expenses[5]	0.64%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.62%

Portfolio turnover rate	16%	26%

OPPENHEIMER CAPITAL APPRECIATION FUND    25

FINANCIAL HIGHLIGHTS (Continued)

1. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.64%
Period Ended August 31, 2012	0.62%

See accompanying Notes to Financial Statements.

26    OPPENHEIMER CAPITAL APPRECIATION FUND

Class N	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$47.01	$41.49	$34.75	$34.60	$44.55	$49.80

Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.00[2]	(0.05)	(0.11)	(0.12)	(0.25)
Net realized and unrealized gain (loss)	2.61	5.52	6.79	0.26	(9.83)	(3.91)

Total from investment operations	2.74	5.52	6.74	0.15	(9.95)	(4.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.09)

Total dividends and/or distributions to shareholders	(0.17)	0.00	0.00	0.00	0.00	(1.09)

Net asset value, end of period	$49.58	$47.01	$41.49	$34.75	$34.60	$44.55

Total Return, at Net Asset Value[3]	5.84%	13.30%	19.40%	0.43%	(22.33)%	(8.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,610	$103,023	$120,751	$135,235	$152,558	$251,081

Average net assets (in thousands)	$99,401	$109,283	$142,248	$155,296	$150,598	$277,096

Ratios to average net assets:[4]
Net investment income (loss)	0.54%	0.01%	(0.11)%	(0.29)%	(0.40)%	(0.52)%
Total expenses[5]	1.37%	1.39%	1.41%	1.35%	1.77%	1 .42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.39%	1.41%	1.34%	1.45%	1.40%

Portfolio turnover rate	16%	26%	30%	63%	60%	64%

OPPENHEIMER CAPITAL APPRECIATION FUND    27

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.37%
Year Ended August 31, 2012	1.39%
Year Ended August 31, 2011	1.41%
Year Ended August 31, 2010	1.35%
Year Ended August 31, 2009	1.77%
Year Ended August 31, 2008	1.42%

See accompanying Notes to Financial Statements.

28    OPPENHEIMER CAPITAL APPRECIATION FUND

Class Y	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$50.67	$44.70	$37.18	$36 .81	$47.07	$52.20

Income (loss) from investment operations:
Net investment income[1]	0.31	0.33	0.26	0.11	0.09	0.10
Net realized and unrealized gain (loss)	2.80	5.91	7.26	0.26	(10.35)	(4.14)

Total from investment operations	3.11	6.24	7.52	0.37	(10.26)	(4.04)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.27)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.09)

Total dividends and/or distributions to shareholders	(0.50)	(0 27)	0.00	0.00	0.00	(1.09)

Net asset value, end of period	$53.28	$50.67	$44.70	$37.18	$36.81	$47.07

Total Return, at Net Asset Value[2]	6.20%	14.05%	20.23%	1.01%	(21.80)%	(7.99)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,128,893	$1,146,115	$1,118,117	$1,081,226	$1,042,550	$1,422,571

Average net assets (in thousands)	$1,114,465	$1,122,130	$1,238,025	$1,096,076	$974,326	$1,259,666

Ratios to average net assets:[3]
Net investment income	1.21%	0.69%	0.58%	0.28%	0.29%	0.20%
Total expenses[4]	0.71%	0.72%	0.72%	0.77%	0.81%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.72%	0.72%	0.77%	0.78%	0.69%

Portfolio turnover rate	16%	26%	30%	63%	60%	64%

OPPENHEIMER CAPITAL APPRECIATION FUND    29

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.71%
Year Ended August 31, 2012	0.72%
Year Ended August 31, 2011	0.72%
Year Ended August 31, 2010	0.77%
Year Ended August 31, 2009	0.81%
Year Ended August 31, 2008	0.69%

See accompanying Notes to Financial Statements.

30    OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

OPPENHEIMER CAPITAL APPRECIATION FUND    31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 31, 2012, the Fund utilized $375,466,474 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $97,013,535. Details of the fiscal year ended August 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

32      OPPENHEIMER CAPITAL APPRECIATION FUND

1. Significant Accounting Policies (Continued)

Expiring

2017	$10,523,267
2018	696,385,676

Total	$706,908,943

As of February 28, 2013, it is estimated that the capital loss carryforwards would be $457,624,513 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2013, it is estimated that the Fund will utilize $249,284,430 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,080,049,468

Gross unrealized appreciation	$1,589,234,292
Gross unrealized depreciation	(22,676,241)

Net unrealized appreciation	$1,566,558,051

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$99,821
Payments Made to Retired Trustees	131,877
Accumulated Liability as of February 28, 2013	967,014

OPPENHEIMER CAPITAL APPRECIATION FUND      33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

34      OPPENHEIMER CAPITAL APPRECIATION FUND

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the

OPPENHEIMER CAPITAL APPRECIATION FUND      35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

36      OPPENHEIMER CAPITAL APPRECIATION FUND

2. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER CAPITAL APPRECIATION FUND      37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$707,872,823	$—	$—	$707,872,823
Consumer Staples	567,669,053	—	—	567,669,053
Energy	412,390,504	—	—	412,390,504
Financials	182,292,993	—	—	182,292,993
Health Care	566,875,384	65,363,016	—	632,238,400
Industrials	628,608,777	—	—	628,608,777
Information Technology	1,219,654,449	—	—	1,219,654,449
Materials	252,611,841	—	—	252,611,841
Investment Company	43,268,679	—	—	43,268,679

Total Investments, at Value	4,581,244,503	65,363,016	—	4,646,607,519
Other Financial Instruments:
Foreign currency exchange contracts	—	6,891	—	6,891

Total Assets	$4,581,244,503	$65,369,907	$—	$4,646,614,410

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,709)	$—	$(1,709)

Total Liabilities	$—	$(1,709)	$—	$(1,709)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

		Transfers out of Level 1*		Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks Health Care	$	(60,760,822)	$	60,760,822

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

38    OPPENHEIMER CAPITAL APPRECIATION FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Shares	Six Months Ended February 28, 2013 Amount	Shares	Year Ended August 31, 2012[1] Amount

Class A
Sold	2,156,156	$105,682,419	4,405,927	$199,309,910
Dividends and/or distributions reinvested	351,645	17,019,642	110,226	4,672,488
Redeemed	(6,260,822)	(306,544,252)	(12,608,099)	(567,158,946)

Net decrease	(3,753,021)	$(183,842,191)	(8,091,946)	$(363,176,548)

Class B
Sold	27,613	$1,195,858	518,456	$20,334,659
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(717,519)	(30,738,394)	(1,903,364)	(75,169,191)

Net decrease	(689,906)	$(29,542,536)	(1,384,908)	$(54,834,532)

Class C
Sold	366,915	$15,667,222	864,325	$33,942,330
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,018,740)	(43,323,511)	(2,416,989)	(94,710,655)

Net decrease	(651,825)	$(27,656,289)	(1,552,664)	$(60,768,325)

Class I
Sold	487,481	$24,838,560	223	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(15,781)	(826,791)	—	—

Net increase	471,700	$24,011,769	223	$10,000

Class N
Sold	145,048	$6,891,844	367,060	$16,087,779
Dividends and/or distributions reinvested	6,978	328,809	—	—
Redeemed	(354,588)	(16,935,703)	(1,085,903)	(47,236,018)

Net decrease	(202,562)	$(9,715,050)	(718,843)	$(31,148,239)

Class Y
Sold	2,543,601	$131,370,610	3,517,156	$163,672,782
Dividends and/or distributions reinvested	211,758	10,706,472	144,845	6,412,278
Redeemed	(4,185,900)	(212,717,396)	(6,059,721)	(284,511,142)

Net decrease	(1,430,541)	$(70,640,314)	(2,397,720)	$(114,426,082)

OPPENHEIMER CAPITAL APPRECIATION FUND    39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest (Continued)

1. For the year ended August 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 29, 2011 (inception of offering) to August 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$747,768,540	$1,093,148,305

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1 billion	0.58
Next $2 billion	0.56
Next $2 billion	0.54
Next $2 billion	0.52
Next $2.5 billion	0.50
Over $11 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

40    OPPENHEIMER CAPITAL APPRECIATION FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$31,335,407
Class C	22,641,003
Class N	6,664,164

OPPENHEIMER CAPITAL APPRECIATION FUND    41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

February 28, 2013	$360,324	$617	$128,281	$8,526	$446

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 28, 2013, the Manager waived fees and/or reimbursed the Fund $27,912 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$2,559
Class B	137,472
Class C	257
Class N	71
Class Y	796

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those

42    OPPENHEIMER CAPITAL APPRECIATION FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

OPPENHEIMER CAPITAL APPRECIATION FUND    43

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $6,891, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of February 28, 2013 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,891	Unrealized depreciation on foreign currency exchange contracts	$1,709

44    OPPENHEIMER CAPITAL APPRECIATION FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$(11,840)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies

Foreign exchange contracts	$5,182

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $180,785 and $614,240, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of

OPPENHEIMER CAPITAL APPRECIATION FUND    45

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Pending Litigation (Continued)

attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

46    OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.

OPPENHEIMER CAPITAL APPRECIATION FUND    47

The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Julie Van Cleave and Michael Kotlarz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap growth funds. The Board noted that the Fund’s three-year performance was better than its peer group median although its one-year, five-year and ten-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were lower than its expense group median and average. The Fund’s total expenses were equal to its expense group median and higher than its expense group average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

48    OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER CAPITAL APPRECIATION FUND    49

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50    OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Advisory Board Member
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Advisory Board Member
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Julie Van Cleave, Vice President
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc.   All rights reserved.

OPPENHEIMER CAPITAL APPRECIATION FUND    51

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52    OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER CAPITAL APPRECIATION FUND    53

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54    OPPENHEIMER CAPITAL APPRECIATION FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0320.001.0213 April 19, 2013

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/11/2013